UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

World Wrestling Entertainment, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY INFORMATION STATEMENT SUBJECT TO COMPLETION DATED FEBRUARY 14, 2023

NOTICE OF ACTIONS BY WRITTEN CONSENTS OF HOLDER OF

NOT LESS THAN A MAJORITY OF THE AGGREGATE VOTING POWER

OF ALL OUTSTANDING SHARES OF CAPITAL STOCK OF WORLD WRESTLING ENTERTAINMENT, INC.

Dear World Wrestling Entertainment, Inc. Stockholders:

The purpose of the enclosed Information Statement of World Wrestling Entertainment, Inc., a Delaware corporation (the “Company”), is to inform you of (A) actions taken by written consent of Vincent K. McMahon on January 5, 2023 (i) to remove each of JoEllen Lyons Dillon, Jeffrey R. Speed and Alan M. Wexler (the “Removals”) from the Board of Directors of the Company (the “Board”), without cause; (ii) to fill the vacancies on the Board resulting from the removal of such directors with Mr. McMahon, Michelle D. Wilson and George A. Barrios, as further described in this Information Statement (collectively, the “New Directors” and such filling of vacancies, the “Appointments”); and (iii) to further amend and restate the Company’s current amended and restated by-laws (the “Old By-Laws” and as further amended and restated following the effectiveness of the January 5th Actions, the “January 5th By-Laws”) (such actions taken together, the “January 5th Actions”), and (B) action taken by written consent of Mr. McMahon on January 16, 2023 to substantially repeal the January 5th By-Laws Amendments (as defined below) (such action, the “January 16th Action” and together with the January 5th Actions, the “Actions”). For more information on the Actions, see the section entitled “Background and Reasons for Actions.”

Mr. McMahon is the beneficial and record owner of not less than a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote generally in an election of directors as of the January 5th Record Date (as defined below) and the January 16th Record Date (as defined below) (each, a “Record Date”). As of the close of business on each of the Record Dates, Mr. McMahon owned beneficially and of record shares of the Company’s Class A common stock and Class B common stock, representing approximately 81.0% of the Company’s total voting power (for more information see, “Security Ownership Of Certain Beneficial Owners And Management”). The enclosed Information Statement shall be considered the notice required under Section 228(e) of the General Corporation Law of the State of Delaware (the “DGCL”).

The Board is not soliciting your consents or your proxies in connection with the Actions, and no consents or proxies are being requested from stockholders. Mr. McMahon took the January 5th Actions and the January 16th Action on January 5, 2023 and January 16, 2023, respectively, without a meeting by delivering to the Company written consents representing 28,682,948 shares of Class B Common Stock, which was approximately 81.0% of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of the applicable Record Dates. Accordingly, under Delaware law, the January 5th Actions became effective upon delivery of the January 5th Consent (as defined below) to the Company on January 5, 2023 and the January 16th Actions became effective upon delivery of the January 16th Consent to the Company on January 16, 2023, respectively.

Though the Company did not participate in the solicitation of stockholder consents that resulted in the taking of the Actions by Mr. McMahon, the Company is furnishing the enclosed Information Statement to the holders of record of Class A common stock and Class B common stock of the Company, as of the close of business on January 5, 2023 (the “January 5th Record Date”) and on January 16, 2023 (the “January 16 Record Date”) to comply with the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 228(e) of the DGCL.

The Company will first mail the Information Statement on or about [●], 2023 to our stockholders of record as of January 5, 2023 and January 16, 2023.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C AND PURSUANT TO SECTION 228(e) OF THE DGCL.

THE COMPANY IS NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

[[●]
[●]]

[●], 2023

PRELIMINARY INFORMATION STATEMENT SUBJECT TO COMPLETION DATED FEBRUARY 14, 2023

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

PURPOSE OF INFORMATION STATEMENT

This Information Statement advises stockholders of the Company of the Actions taken (A) by written consent of Vincent K. McMahon on January 5, 2023 (the “January 5th Consent”) to (i) to remove each of JoEllen Lyons Dillon, Jeffrey R. Speed and Alan M. Wexler from the Board, without cause; (ii) to fill the vacancies on the Board resulting from the removal of such directors with the New Directors; and (iii) to amend and restate the Old By-Laws (the “January 5th By-Laws Amendments”), and (B) by a subsequent written consent of Mr. McMahon on January 16, 2023 (the “January 16th Consent”) to substantially repeal the January 5th By-Laws Amendments (the “January 16th By-Laws Amendments” and the January 5th By-Laws Amendments and the January 16th By-Laws Amendments, together, the “By-Laws Amendments”), as further described below. Mr. McMahon is the beneficial and record owner of not less than a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote generally in an election of directors as of the January 5th Record Date and the January 16th Record Date.

This Information Statement does not relate to the Company’s 2023 annual meeting of stockholders, for which the Company will be separately soliciting proxies.

BACKGROUND AND REASONS FOR THE ACTIONS

The Removals and Appointments

On January 5, 2023, Mr. McMahon acted by written consent to remove JoEllen Lyons Dillon, Jeffrey R. Speed and Alan M. Wexler without cause as directors of the Company and to fill such vacancies by electing himself, George Barrios and Michelle Wilson as new directors of the Company.

Names of New Directors	Age	Position with Company
Vincent K. McMahon	77	Executive Chairman
George A. Barrios	57	Director
Michelle D. Wilson	57	Director

Vincent K. McMahon

Vincent K. McMahon, co-founder of our Company, is Executive Chairman of the Board and Chair of the Executive Committee since January 2023. Previously, Mr. McMahon served as the Chairman of the Board, Chair of the Executive Committee and Chief Executive Officer of the Company until July 2022. Mr. McMahon believes that his familiarity with industry dynamics and the Company’s operations and experience guiding the Company through past media rights negotiations make him well qualified to serve on the Board.

George Barrios

George A. Barrios has served as Co-Founder and Co-Chief Executive Officer of Isos Capital Management (“Isos”), an independent investment firm focused on investment opportunities in the media, entertainment and sports industries, since January 2021. He has served as Co-President of Progress Acquisition Corporation (“Progress”), a media-focused special purpose acquisition company, since August 2022. Mr. Barrios previously served as the Co-Founder, Co-Chief Executive Officer and Co-Chairman of Isos Acquisition Corporation from January 2021 until its merger with Bowlero Corp. (NYSE: BOWL) (“Bowlero”), a global leader in bowling entertainment, in December 2021. Mr. Barrios was appointed National Board Chair of the Make-A-Wish Foundation in March 2021. Prior to co-founding Isos, he served as Co-President and a director at WWE from February 2018 to January 2020. He was the Chief Strategy & Financial Officer of the WWE from November 2013 to February 2018, and Chief Financial Officer from March 2008 to November 2013. Before that, he was Vice President and Treasurer of The New York Times Company, a diversified media company and leading source of independent journalism, from January 2007 to March 2008. Mr. Barrios joined The New York Times Company in April 2002 as Chief Financial Officer of a subsidiary, which published, among other things, The Boston Globe. Prior to that, from September 2000 to September 2001, he was President and Chief Operating Officer of Netsilicon, Inc., a publicly held software development company, where he helped to stabilize the business prior to its merger with Digi International Inc. in 2001. From 1994 to 2000, Mr. Barrios served in several senior capacities for Praxair, Inc., a large supplier of industrial gasses. Earlier in his career, he held various leadership roles in strategy and operations at HBO, Inc. during his time at leading media and entertainment company Time Warner. Mr. Barrios served on the board of directors of Bowlero from December 2021 until December 2022. Mr. Barrios holds a B.A. degree and an M.B.A. from the University of Connecticut. Mr. McMahon believes that Mr. Barrios’ deep familiarity with the industry dynamics of the sports entertainment and media industries as well as the Company’s operations make him well qualified to serve on the Board.

Michelle Wilson

Michelle D. Wilson has served as Co-Founder and Co-Chief Executive Officer of Isos since January 2021. She has served as Co-President of Progress since August 2022. Ms. Wilson previously served as the Co-Founder, Co-Chief Executive Officer and Co-Chairman of Isos Acquisition Corporation from January 2021 until its merger with Bowlero in December 2021. From February 2020 to December 2020, Ms. Wilson was a private investor. Prior to her position with Isos, Ms. Wilson served as Co-President and a director at WWE from February 2018 to January 2020. She served as Chief Revenue & Marketing Officer from November 2013 to February 2018, and Chief Marketing Officer from February 2009 to February 2018. From August 2001 to February 2009, she was Chief Marketing Officer of the United States Tennis Association, where she was instrumental in making the U.S. Open the highest attended annual sporting event in the world with more than 700,000 fans in attendance every year. She was pivotal in the implementation of several innovations for the sport, including in-stadium video screens, blue courts, instant replay and the 2004 launch of the U.S. Open Series. From April 2000 to July 2001, she was Vice President of Marketing for the XFL. Earlier in her career, Ms. Wilson held positions at the National Basketball Association in its domestic and international consumer products groups as well as roles at Nabisco and Johnson & Johnson. Ms. Wilson has served on the board of directors of Bowlero since December 2021 and Turtle Beach Corporation (NASDAQ: HEAR) since May 2022. Ms. Wilson holds a B.S.E. in Chemical Engineering from the University of Pennsylvania and an M.B.A. from the Harvard Business School. Mr. McMahon believes that Ms. Wilson’s deep familiarity with the industry dynamics of the sports entertainment and media industries as well as the Company’s operations make her well qualified to serve on the Board.

Mr. Barrios and Ms. Wilson will be entitled to the Company’s normal Board fees for non-management directors. The Company also will enter into an Indemnification Agreement with each of Mr. Barrios and Ms. Wilson in the same form that the Company has entered into with other non-management directors. Compensation arrangements between the Company and Mr. McMahon have not been finalized yet.

After the January 5th Actions, on January 6, 2023, the Company announced that Ignace Lahoud and Man Jit Singh resigned from the Board, effective January 6, 2023. Prior to their resignations, Mr. Lahoud served as a member of the Company’s Audit Committee (the “Audit Committee”) and Mr. Singh served as the lead independent director, Chair of the Company’s Compensation & Human Capital Committee (the “Compensation & Human Capital Committee”) and a member of the Company’s Governance & Nominating Committee (the “Governance & Nominating Committee”).

On January 9, 2023, the Board elected Mr. McMahon as Executive Chairman of the Board. In addition, on January 9, 2023, Steve Koonin and Michelle McKenna were appointed by the Board to each of the Audit Committee and the Governance & Nominating Committee and Steve Pamon and Ms. McKenna were appointed by the Board to the Compensation & Human Capital Committee. Accordingly, as of January 9, 2023, each of the Audit Committee, Compensation & Human Capital Committee and Governance & Nominating Committee was composed of Messrs. Pamon and Koonin and Ms. McKenna.

On January 10, 2023, Ms. McMahon informed the Company that she has resigned from her role as Co-CEO and as a member of the Board. As a result of Ms. McMahon’s resignation, Nick Khan assumed the role of sole Chief Executive Officer of the Company. Mr. Khan also remains a member of the Board.

Following the changes to the composition to the Board described above, the Board ceased to be comprised of a majority of independent directors and the Company has elected to avail itself of the “controlled company” exemption from the listing requirement under the rules of the New York Stock Exchange that a majority of the board of directors consists of independent directors. As of January 31, 2023, the Board is comprised of a majority of independent directors, and therefore the Company ceased to rely on this exemption.

On January 31, 2023, Mr. Barrios was appointed by the Board as Chair of the Audit Committee and Ms. Wilson was appointed by the Board to each of the Compensation & Human Capital Committee and the Governance & Nominating Committee. Accordingly, as of January 31, 2023, the Audit Committee is comprised of Messrs. Barrios and Pamon and Ms. McKenna, the Compensation & Human Capital Committee is comprised of Mr. Koonin and Ms. Wilson and the Governance & Nominating Committee is comprised of Messrs. Pamon and Koonin and Ms. Wilson.

Certain Relationships and Related Party Transactions

Each of Messrs. McMahon and Barrios and Ms. Wilson will serve as a director of the Company until the next annual meeting of the Company’s stockholders. As of January 31, 2023, Mr. McMahon has not been appointed to any of the Company’s standing committees of the Board. The Company has been advised that each of Mr. Barrios and Ms. Wilson has been asked to serve as a director of the Company by Mr. McMahon. There are no arrangements or understandings with any person pursuant to which either individual was elected as a director of the Company nor are there any transactions directly or indirectly involving either of Ms. Wilson or Mr. Barrios that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Mr. McMahon is the father of Ms. McMahon, the Chairwoman and Co-CEO of the Company until January 10, 2023; Paul Levesque, the Chief Content Officer of the Company, is Ms. McMahon’s husband. These executives received compensation in their capacities as employees and as independent contractor performers for the Company including participating in talent royalties for certain Company products bearing her or his name and/or likeness. Each has a booking contract with the Company. The compensation package of each of Ms. McMahon and Mr. Levesque is detailed in the Company’s Definitive Proxy Statement filed on April 8, 2022 and the Company’s Current Report on Form 8-K filed on September 2, 2022.

Shane B. McMahon is the son of Mr. McMahon. In 2022, Shane McMahon was retained as an independent contractor performer by the Company and received an aggregate of approximately $828,000 in connection with such services.

The January 5th By-Laws Amendments

The January 5th By-Laws Amendments were adopted by Mr. McMahon pursuant to the January 5th Consent to ensure that WWE’s corporate governance continues to properly enable and support stockholder rights. The January 5th By-Laws Amendments provided, among others, for the following:

•

required the 2023 annual meeting of stockholders to be held on a date between April 20 and May 31, 2023 and the 2024 annual meeting of stockholders to be held within 13 months of the date of the 2023 annual meeting;

•

changed the advance notice bylaws for stockholder proposals and stockholder director nominations for an annual meeting such that (i) the advance notice deadline is reset if the date of an annual meeting is more than 30 days earlier than the first anniversary of the previous year’s annual meeting (rather than if the annual meeting is more than 15 days earlier than such anniversary) and (ii) if so reset, the notice of a stockholder will be timely if received no later than the close of business on the later of 30 days before the date of such annual meeting and the tenth business day following the date on which public announcement of the date of such meeting is first made (rather than the fifth business day following such date);

•

changed the advance notice bylaws for stockholder director nominations for a special meeting such that notice of a stockholder will be timely if received no later than the close of business on the tenth business day following the date on which public announcement of the date of such meeting is first made (rather than the fifth business day following such date);

•

memorialized in the bylaws the stockholders’ existing right to take action by written consent pursuant to the procedures set forth in Section 228 of the DGCL and prohibited the Board from taking any action that would require any stockholder seeking to take action by written consent to comply with any procedures or other requirements except those expressly set forth in Section 228 of the DGCL or in specified provisions in the January 5th By-Laws;

•	specified the manner in which the record date for stockholders seeking to take action by written consent is fixed;

•

provided that special meetings of the Board be called by or at the request of the Chairman, the President or at least two directors (rather than the Chairman, the President or a majority of the Board);

•	provided that each director on the Board receive notice of meetings of committees of the Board;

•	changed the vote required and procedures for the Board or any committee thereof to (i) declare and pay any dividend or (ii) adopt, amend or repeal any provisions of the January 5th By-Laws;

•	prohibited the Board from amending, altering, repealing or re-adopting any bylaw adopted, amended, altered or repealed by the stockholders of the Company;

•

required approval of the stockholders of the Company prior to the Company (i) entering into, materially modifying or taking certain other actions with respect to certain media rights contracts or transactions, (ii) issuing stock or other voting securities (subject to certain exemptions) or (iii) entering into, modifying or taking certain other actions with respect to any contract or transaction that includes a “change of control” or similar provision related to the composition of the Board; and

•

designated (i) the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, as the sole and exclusive forum for the resolution of, among other claims, any derivative action or proceeding brought on behalf of the Company, and (ii) the federal courts of the United States of America, to the fullest extent permitted by law, as the sole and exclusive forum for any cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”).

The above summary of the January 5th By-Laws Amendments is qualified in its entirety by reference to the full text of the January 5th By-Laws attached to this Information Statement as Exhibit A.

The January 16th By-Laws Amendments

After taking the January 5th Actions, Mr. McMahon subsequently informed the Company of his view that there is substantial alignment among the Board and the Company’s management concerning the decision to conduct a review of strategic alternatives amid the Company’s upcoming media rights cycle and that the Company’s corporate governance will properly enable and support stockholder rights. Therefore, effective January 16, 2023, pursuant to the January 16th Consent, Mr. McMahon repealed all of the January 5th By-Laws Amendments other than Article XI (Exclusive Forum), which designates (i) the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, as the sole and exclusive forum for the resolution of, among other claims, any derivative action or proceeding brought on behalf of the Company, and (ii) the federal courts of the United States of America, to the fullest extent permitted by law, as the sole and exclusive forum for any cause of action arising under the Securities Act of 1933, as amended (the “January 16th By-Laws Amendments”) (the Company’s January 5th By-Laws, as amended and restated as a result of the January 16th Consent, are referred to as the “Amended and Restated By-Laws”).

The above summary of the January 16th By-Laws Amendments is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws attached to this Information Statement as Exhibit B.

VOTES REQUIRED

The Board is not soliciting your consent or your proxy in connection with the Actions, and no consents or proxies are being requested from stockholders.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and except as otherwise required by law, holders of the Company’s Class A common stock are entitled to one vote per share of Class A common stock and holders of the Company’s Class B common stock are entitled to ten votes per share of Class B common stock.

Section 228 of the DGCL provides that stockholders of the Company may act by written consent without a meeting unless a corporation’s certificate of incorporation otherwise provides. The Certificate of Incorporation does not otherwise provide; therefore, stockholders of the Company may act by written consent without a meeting, without prior notice and without a vote, if such stockholders hold the number of shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted.

As of the close of business on each of the Record Dates, the Company had [43,300,055] shares of Class A common stock and [31,099,011] shares of Class B common stock outstanding. As of the close of business on each of the Record Dates, Mr. McMahon beneficially owned shares of the Company’s Class A common stock and Class B common stock, representing approximately [81.0]% of the Company’s total voting power.

The Removals

Under the DGCL, the power to remove any director resides in a majority of the voting power of the stockholders entitled to vote for the election of such director. The vote required to approve the Removals was the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of the January 5th Record Date.

The Appointments

Under Delaware law, the power to fill director vacancies resides inherently in the stockholders. The vote required to approve the Appointments was the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of the January 5th Record Date.

The By-Laws Amendments

Under the DGCL and pursuant to Section 9.01(ii) of the Old By-Laws, with respect to the January 5th By-Laws, and the January 5th By-Laws, with respect to the January 16 By-Laws, the stockholders entitled to vote were empowered to adopt, amend or repeal the Old By-Laws or the January 5th By-Laws, as applicable. The vote that was required to approve the By-Laws Amendments was in each case the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to vote as of the applicable Record Dates.

VOTES OBTAINED

Mr. McMahon approved each of the Actions by delivering written consents without a meeting and without a vote in accordance with Section 228 of the DGCL. Consequently, each of the Actions was taken with the consent of 28,682,948 shares of Class B Common Stock, which was approximately 81.0% of the aggregate voting power of all outstanding shares of capital stock of the Company entitled to consent to each of the Actions as of the applicable Record Dates and became effective on January 5, 2023 and January 16, 2023, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our Common Stock as of January 5, 2023 by (1) each stockholder known by us to be the beneficial owner of more than five percent of either Class A common stock or Class B common stock; (2) each of the directors and named executive officers; and (3) the directors and executive officers as a group. Unless otherwise indicated, the address of each stockholder listed in the table below is 1241 East Main Street, Stamford, Connecticut 06902.

Name and Address of Beneficial Holder	Class A Common Stock		Class B Common Stock(1)		Voting Power
	Ownership	% of Class	Ownership	% of Class
Directors and Named Executive Officers
Nick Khan	28,559	*	—	—	*
Paul Levesque(2)	46,060	*	—	—	*
Steve Koonin	2,915	*	—	—	*
Steve Pamon	4,543	*	—	—	*
Michelle McKenna	426	*	—	—	*
Kevin Dunn	56,219	*	—	—	*
Frank A. Riddick, III	12,762	*	—	—	*
Bradley M. Blum	27,979	*	—	—	*
Suzette Ramirez-Carr	—	—	—	—	—
New Directors
Vincent K. McMahon(3)	69,157	*	28,682,948	92.2%	81.0%
George Barrios	—	—	—	—	—
Michelle Wilson	—	—	—	—	—
All Executive Officers and Directors as a Group	248,620	0.6%	28,682,948	92.2%	81.0%
Recently Removed/Resigned Directors
Jeffrey R. Speed	24,789	*	—	—	*
Alan M. Wexler	7,798	*	—	—	*
JoEllen Lyons Dillon	426	*	—	—	*
Ignace Lahoud	968	*	—	—	*
Man Jit Singh	7,798	*	—	—	*
Stephanie McMahon(4)	90,797	*	1,922,066	6.2%	5.5%
5% Holders
Linda E. McMahon(5)	100	*	566,670	1.8%	1.6%
Lindsell Train Limited(6)	7,463,627	17.2%	—	—	2.1%
BlackRock, Inc.(7)	4,778,788	11.0%	—	—	1.4%
The Vanguard Group(8)	4,128,663	9.5%	—	—	1.2%
American Century Investment Management, Inc.(9)	2,522,879	5.8%	—	—	*

*	Less than one percent.
(1)

Class B common stock is fully convertible into Class A common stock, on a one-for-one basis, at any time at the election of the holder. The two classes are entitled to equal per share dividends and distributions and vote together as a class with each share of Class B entitled to ten votes and each share of Class A entitled to one vote, except when separate class voting is required by applicable law. If any shares of Class B common stock are beneficially owned by any person other than Vincent McMahon or his wife, Linda McMahon, any descendant of either of them, any entity which is wholly owned and is controlled by any combination of such persons or any trust, all the beneficiaries of which are any combination of such persons, each of those shares will automatically convert into shares of Class A common stock.

(2)	Excludes shares held by Stephanie McMahon, Mr. Levesque’s wife.
(3)

Excludes 566,670 shares of Class B common stock and 100 shares of Class A common stock owned by Mr. McMahon’s wife, Linda McMahon. Mr. McMahon has pledged (x) 1,300,000 of these shares to secure certain contingent obligations relating to insurance matters for XFL, a football league formerly owned by Mr. McMahon; and (y) 3,484,006 of these shares to secure his obligations under a prepaid forward contract.

(4)

Includes 1,849,393 shares of Class B common stock held by the Stephanie McMahon Levesque Trust u/a Vincent K. McMahon Irrevocable Trust dtd. 12/23/2008 (the “2008 Trust”). Ms. McMahon is a beneficiary of the 2008 Trust. She has sole dispositive power over the shares held by the 2008 Trust. Excludes shares held by Paul Levesque, Ms. McMahon’s husband. On January 10, 2023, Ms. McMahon resigned from her role as Co-CEO and as Chairwoman and a member of the Board.

(5)	See footnote 3 to the beneficial ownership table above.
(6)

The amount shown is from an Amendment No. 7 to Schedule 13G, filed August 5, 2022. Lindsell Train Ltd, (“Lindsell Train”) is an investment advisor with shared power to vote and dispose all of these shares. Messrs. Michael James Lindsell and Nicholas John Train each owns a significant membership interest in Lindsell Train and therefore may be deemed to control shares held in managed accounts by Lindsell Train. Each of the reporting persons disclaims beneficial ownership in such shares except to the extent of his pecuniary interest therein. The business address of Lindsell Train is 66 Buckingham Gate, London SWIE 6AU UK.

(7)

The amount shown is from an Amendment No. 8 to Schedule 13G, filed January 28, 2022. BlackRock, Inc. is a parent holding company with sole power to vote 5,620,779 of the shares and sole power to dispose of all of the shares. The business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(8)

The amount shown is from an Amendment No. 8 to Schedule 13G, filed February 10, 2022. The Vanguard Group is an investment advisor with sole dispositive power over 4,084,923 shares, shared dispositive power over 67,317 shares, and shared voting over 26,394 shares. The business address of the Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(9)

The amount shown is from a Schedule 13G, filed February 4, 2022 on behalf of American Century Investment Management, Inc., an investment advisor, and its holding companies American Century Companies, Inc. and Stowers Institute for Medical Research who have sole power to vote 859,053 shares and power to dispose of all of the shares. The business address of American Century Investment Management, Inc., American Century Companies, Inc. and Stowers Institute for Medical Research is 4500 Main Street, 9th Floor, Kansas City, MO 64111.

INTERESTS OF CERTAIN PERSONS IN THE ACTIONS

Except as disclosed above under “Background And Reasons For The Actions—The Removals and Appointments” and “Background And Reasons For The Actions—Certain Relationships and Related Party Transactions,” none of our directors, executive officers, or any of their respective associates has any substantial interest, direct or indirect, by security holdings or otherwise, in the Actions which is not shared by all other stockholders of the Company.

DISSENTER’S RIGHTS

Under the DGCL, holders of the Company’s capital stock are not entitled to dissenter’s rights of appraisal with respect to the Removals, the Appointments or the By-Laws Amendments.

FORWARD-LOOKING STATEMENTS

This Information Statement and other reports that the Company files with the U.S. Securities and Exchange Commission (the “SEC”) contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical information provided herein are forward-looking and may include statements regarding: the impact of actions by Mr. McMahon (who has a controlling interest in the Company due to his ownership of a substantial majority of our Class B Common Stock and whose interests could conflict with those of the holders of our Class A Common Stock) which could have adverse financial and operational impacts; the consequences of recent changes to the Company’s management and the Board; the Company’s review of strategic alternatives to maximize value of stockholders; and the impact of changes to the Old By-Laws on the Company’s corporate governance and how such changes enable and support stockholder rights. We caution the reader that actual results could differ materially from those expected by us depending on the outcome of certain factors, including, without limitation, the risk that the assumptions upon which the forward-looking statements are based ultimately may prove to be incorrect or incomplete, as well as other risks and uncertainties that are described in the Company’s filings with the SEC, including, but not limited to, the “Risk Factors” sections of our annual reports on Form 10-K and 10-K/A and quarterly reports on Form 10-Q/A and Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligations to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this information statement, including, without limitation, changes in our business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events.

DISTRIBUTION AND COSTS

The Company will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders upon written or oral request to the Company using the Company contact details noted below under “Where You Can Find More Information.” The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written or oral request to the Company using the Company contact details noted below under “Where You Can Find More Information.”

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by contacting the Company by phone at (203) 352-8600 or by writing to 1241 East Main Street, Stamford, CT 06902, attention: Corporate Secretary. Our SEC filings and other information about the Company are also available on our investor relations website at https://corporate.wwe.com/investors/investor-overview. Information on our website is not intended to be incorporated into this Information Statement.

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[●], 2023

Exhibit A

World Wrestling Entertainment, Inc.

AMENDED AND RESTATED BY-LAWS

Effective as of January 5, 2023

A-i

A-ii

World Wrestling Entertainment, Inc.

AMENDED AND RESTATED BY-LAWS

January 5, 2023

ARTICLE I

STOCKHOLDERS

Section 1.01 Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of Directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting. Notwithstanding any other provisions of these Amended and Restated By-Laws, the annual meeting of stockholders to be held in 2023 (the “2023 Annual Meeting”) shall be held on a date between April 20, 2023 and May 31, 2023 and the annual meeting of stockholders to be held in 2024 shall be held within 13 months of the date of the 2023 Annual Meeting.

Section 1.02 Special Meetings. Special meetings of the stockholders may be called at any time by the Chairman, the President or by the Board of Directors. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof.

Section 1.03 Notice of Meetings; Waiver. The Secretary or any Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten nor more than sixty days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the record of stockholders of the Corporation, or, if he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address. Such further notice shall be given as may be required by law.

No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 1.04 Quorum. Except as otherwise required by law or by the Amended and Restated Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting.

Section 1.05 Advance Notice of Stockholder Proposals. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before such meeting (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Corporation who complies with the requirements set forth in this Section 1.05. For business to be properly brought before the annual meeting of the stockholders by a stockholder, such stockholder must be entitled under Delaware law to present such business and such stockholder must give timely notice of such stockholder’s intent to make such presentation. To be timely, a stockholder’s notice must be received by the Secretary of the Corporation not less than sixty (60) days nor more than ninety (90) days in advance of the first anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days earlier than such anniversary date, notice of the stockholder to be timely must be received no later than the close of business on the later of thirty (30) days before the date of such annual meeting and the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) a brief description of each item of business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and the address, as they appear on the Corporation’s books, of the stockholder proposing such business; (iii) a representation by the stockholder proposing such business that the stockholder will be a holder of record of shares of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting; (iv) the class and number of shares of capital stock of the Corporation that are beneficially owned by such stockholder; and (v) as to each item of business the stockholder proposes to bring before the meeting, any material interest of the stockholder in such business other than as a stockholder of the Corporation. In addition, the stockholder submitting such proposal shall promptly provide any other information reasonably requested by the Corporation.

Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before such meeting in accordance with the requirements set forth in this Section 1.05. A stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.05 in order to bring business before any annual meeting. The chairman of any annual meeting of the stockholders shall have the power and duty (x) to determine whether any business proposed to be brought before the meeting was brought in accordance with the requirements in this Section 1.05 and (y) if any proposed business was not so brought, to declare that such defective proposal shall be disregarded. For purposes of this Section 1.05 and Section 1.06, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, the Associated Press or any comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Section 1.06 Advance Notice of Stockholder Nominations. Nominations for the election of directors to be elected by the holders of the outstanding shares of capital stock of the Corporation entitled to vote generally for the election of directors (the “Common Directors”) may be made by the Board of Directors or by any stockholder entitled to vote generally for the election of directors, provided, however, that a stockholder may nominate a person for election as a Common Director at a meeting only if timely notice of such stockholder’s intent to make such nomination has been given to the Secretary of the Corporation. To be timely, a stockholder’s notice must be received by the Secretary (i) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days in advance of the first anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days earlier than such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the later of thirty (30) days before the date of such annual meeting and the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made; and (ii) in the case of a special meeting at which any Common Directors are to be elected, no later than the close of business on the tenth (10th) business day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address, as they appear on the Corporation’s books, of the stockholder who intends to make the nomination and the name or names and address or addresses of the person or persons to be nominated; (ii) a representation that the stockholder proposing such nomination will be a holder of record of shares of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by prosy at such meeting and nominate the person or persons specified in such notice; (iii) the class and number of shares of capital stock of the Corporation that are beneficially owned by such stockholder; (iv) a description of all arrangements or understandings between such stockholder and each of his, her or its nominees and any other person or persons (naming such person or persons) pursuant to which the nominations or nominations are to be made by such stockholder; (v) such other information regarding each nominee proposed by such stockholder as is required to be included in a proxy statement filed pursuant to the rules under the Exchange Act; and (vi) the consent of each such nominee to serve as a director of the Corporation, if so elected. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

A stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.06 in order to nominate any person as a Common Director.

Except as otherwise required by law, the chairman of any meeting of stockholders shall have the power and duty (i) to determine whether a nomination was made in accordance with the requirements set forth in this Section 1.06 and (ii) if any proposed nomination was not made in compliance with this Section 1.06, to declare that such defective nomination shall be disregarded.

Section 1.07 Voting. If, pursuant to Section 5.05 of these Amended and Restated By-Laws, a record date has been fixed, every holder of record of shares of the Class A Common Stock, par value $.01 per share, of the Corporation (“Class A Common Stock”) at the close of business on such record date shall be entitled to one vote for each share of Class A Common Stock outstanding in his or her name on the books of the Corporation on the close of business on such record date, and every holder of record of shares of the Class B Common Stock, par value $.01 per share, of the Corporation (“Class B Common Stock”) on the close of business on such record date shall be entitled to ten votes for each share of Class B Common Stock outstanding in his or her name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock, and every holder of Class B Common Stock shall be entitled to ten votes for each share of Class B Common Stock, outstanding in his or her name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Amended and Restated Certificate of Incorporation, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

Section 1.08 Adjournment. If a quorum is not present at any meeting of the stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that, if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.05 of these Amended and Restated By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

Section 1.09 Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action without a meeting may authorize another person or persons to vote at any such meeting and express such consent or dissent for him or her by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing an electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 1.10 Organization; Procedure. At every meeting of stockholders the presiding officer shall be the Chairman or, in the event of his or her absence or disability, the President or a presiding officer chosen by a majority of the Board of Directors. The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

Section 1.11 Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing (or deemed to be in writing under applicable law), setting forth the action so taken, shall be signed by stockholders (or deemed to be signed by stockholders under applicable law) representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation as required by applicable law. As required by applicable law, prompt notice of the taking of such actions without a meeting by less than unanimous consent shall be given to those stockholders who have not consented. The Secretary shall file such consents with the minutes of the meetings of the stockholders. The Board of Directors shall not take any action (including, without limitation, amending, altering or repealing these Amended and Restated By-Laws or adopting any new bylaw) that would require or purport to require any stockholder seeking to take action by consent without a meeting to comply with any procedures or other requirements except those expressly set forth in Section 228 of the General Corporation Law of the State of Delaware, this Section 1.11, or Section 5.05 of these Amended and Restated By-Laws.

ARTICLE II

BOARD OF DIRECTORS

Section 2.01 General Powers. Except as may otherwise be provided by law, by the Amended and Restated Certificate of Incorporation or by these Amended and Restated By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation.

Section 2.02 Number and Term of Office; Vacancies and Newly Created Directorships.

Except as otherwise required by law or set forth in these Amended and Restated By-Laws, any vacancy on the Board of Directors that results from an increase in the number of Directors shall be filled by a majority of the Directors then in office, even if less than a quorum, or by a sole remaining director.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Amended and Restated Certificate of Incorporation applicable thereto and such Directors so elected shall not be divided into classes pursuant to this Article VI, in each case unless expressly provided by such terms.

Section 2.03 Election of Directors. Except as otherwise provided in these Amended and Restated By-Laws, the Directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election.

Section 2.04 Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transactions of such other business as may come before the meeting shall be held as soon as possible following the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the state of Delaware) and the date and hour of such meetings. Notice of such action shall be sent by regular mail or facsimile to each Director, addressed to him or her at his or her usual place of business, or shall be delivered to him or her personally.

Section 2.05 Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by or at the request of the Chairman, the President or at least two Directors, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on 24 hours’ notice, if notice is given to each Director personally, by hand, by courier, by electronic transmission (including, for the avoidance of doubt, e-mail) or by telephone, or, on five days’ notice, if notice is mailed by overnight delivery service to each Director, addressed to him or her at his or her usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

Section 2.06 Quorum; Voting. At all meetings of the Board of Directors, the presence of a majority of the total authorized number of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.07 Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another date, time or place. No notice need be given of any adjourned meeting unless the date, time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 shall be given to each Director.

Section 2.08 Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

Section 2.09 Regulations; Manner of Acting. To the extent consistent with applicable law, the Amended and Restated Certificate of Incorporation and these Amended and Restated By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

Section 2.10 Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 2.11 Resignations. Any Director may resign at any time by delivering a written notice of resignation, signed by such Director, to the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 2.12 Removal of Directors. Any Director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such Director, cast at a special meeting of stockholders called for the purpose. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed. If such stockholders do not fill such vacancy at such meeting, such vacancy may be filled in the manner provided in these Amended and Restated By-Laws.

Section 2.13 Compensation. The amount, if any, which each Director shall be entitled to receive as compensation for his or her services as such shall be determined from time to time by resolution of the Board of Directors.

Section 2.14 Reliance on Accounts and Reports, etc. A Director, or a member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented by any of the Corporation’s officers or employees, or committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE III

EXECUTIVE COMMITTEE AND OTHER COMMITTEES

Section 3.01 How Constituted. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees, including an Executive Committee, each such Committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such committee. Thereafter, members (and alternate members, if any) of each such committee shall be designated at the annual meeting of the Board of Directors. Any such committee may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a Director, or until his or her resignation from such committee.

Section 3.02 Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided by applicable provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation. Each such other committee shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors, subject to applicable provisions of the General Corporation Law of the State of Delaware. The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to papers which may require it.

Section 3.03 Proceedings. Each such committee may fix its own rules of procedure and may meet on such date, at such place (within or without the State of Delaware) and time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings. Notwithstanding anything to the contrary contained in these Amended and Restated By-Laws, notice of any meeting of any committee of the Board of Directors shall be given to all Directors in the same manner as notice for special meetings of the Board of Directors as set forth in Section 2.05 of these Amended and Restated By-Laws.

Section 3.04 Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members)

constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

Section 3.05 Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 3.06 Absent or Disqualified Members. In the absence or disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Section 3.07 Resignations. Any member (and any alternate member) of any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 3.08 Removal. Any member (and any alternate member) of any Committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

Section 3.09 Vacancies. If any vacancy shall occur in any Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.

ARTICLE IV

OFFICERS

Section 4.01 Number. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board of Directors, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may be elected in accordance with Section 4.11 hereof. Any number of offices may be held by the same person. Except for the Chairman of the Board who shall be a member of the Board of Directors, no officer need be a Director of the Corporation.

Section 4.02 Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Section 4.03 Salaries. The salaries of all officers and agents of the Corporation elected by the Board of Directors shall be fixed by the Board of Directors.

Section 4.04 Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

Section 4.05 Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these Amended and Restated By-Laws as may be required by law.

Section 4.06 The Chairman. The Chairman or, in the event of his or her absence or disability, a presiding officer chosen by a majority of the Board of Directors shall preside at all meetings of the stockholders and of the Board of Directors and shall perform such other duties as may from time to time be assigned to him or her by the Board of Directors.

Section 4.07 The President. The President shall be the Chief Executive Officer of the Corporation and shall have general control and supervision of the policies and operations of the Corporation subject to the control of the Board of Directors. Such person shall manage and administer the Corporation’s business and affairs and shall perform all other duties and exercise all other powers usually pertaining to the office of a chief executive officer of a corporation. Such person shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation, and together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed. Such person shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent appointed by the President. The President shall perform such other duties and have such other powers as the Board of Directors or the Chairman may from time to time prescribe.

Section 4.08 The Vice Presidents. Each Vice President shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Board of Directors or the President. In the absence of the President, the duties of the President shall be performed and his or her powers may be exercised by such Vice President as shall be designated by the Board of Directors, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in the order of their earliest election to that office subject in any case to review and superseding action by the President.

In the case of a Vice President who is designated as the Chief Financial Officer, he or she shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Board of Directors or the President, including without limitation, the power and duty to render to the Board of Directors or the President, whenever requested, a statement of the financial condition of the Corporation, and to render a full financial report at the annual meeting of the stockholders, if called upon to do so, and to require from all officers or agents of the Corporation reports or statements giving such information as such Vice President may desire with respect to any and all financial transactions of the Corporation.

Section 4.09 The Secretary. The Secretary shall have the following powers and duties:

(i) He or she shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

(ii) He or she shall cause all notices to be duly given in accordance with the provisions of these Amended and Restated By-Laws and as required by law.

(iii) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he or she shall furnish a copy of such resolution to the members of such Committee.

(iv) He or she shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these Amended and Restated By-Laws, and when so affixed he or she may attest the same.

(v) He or she shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Amended and Restated Certificate of Incorporation or these Amended and Restated By-Laws.

(vi) He or she shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

(vii) He or she shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

(viii) He or she shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these Amended and Restated By-Laws or as may be assigned to him or her from time to time by the Board of Directors or the President.

Section 4.10 The Treasurer. The Treasurer shall have the following powers and duties:

(i) He or she shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

(ii) He or she shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.05 of these Amended and Restated By-Laws.

(iii) He or she shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.06 of these Amended and Restated By-Laws) upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

(iv) He or she may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

(v) He or she shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these Amended and Restated By-Laws or as may be assigned to him or her from time to time by the Board of Directors or the President.

Section 4.11 Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.

ARTICLE V

CAPITAL STOCK

Section 5.01 Certificates of Stock. The shares of the Corporation shall be represented by certificates; provided, that the Board of Directors may provide by resolution or resolutions that some or all of the classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation, by the Chairman or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Amended and Restated Certificate of Incorporation and these Amended and Restated By-Laws.

Section 5.02 Signatures; Facsimile. All of such signatures on the certificate may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 5.03 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation that is alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

Section 5.04 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware. Subject to the provisions of the Amended and Restated Certificate of Incorporation and these Amended and Restated By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

Section 5.05 Record Date. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware, (i) if no prior action by the Board of Directors is required by the General Corporation Law of the State of Delaware, the record date shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with the General Corporation Law of the State of Delaware, unless the Board of Directors has previously fixed a record date for such action by written consent (which record date fixed by the Board of Directors shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall be no more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors), and (ii) if prior action of the Board of Directors is required by the General Corporation Law of the State of Delaware, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and prior action is required by the General Corporation Law of the State of Delaware, the

record date for determining stockholders entitled to consent to corporate action in accordance with Section 228 of the General Corporation Law of the State of Delaware shall be the close of business on the day on which the Board of Directors adopts the resolution taking such action. Stockholders shall not be required to provide advance notice to the Corporation, the Board of Directors or any other person or body of an intent to take an action by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 5.06 Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

Section 5.07 Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

ARTICLE VI

INDEMNIFICATION

Section 6.01 Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (i) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

Section 6.02 Successful Defense. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 6.01 hereof or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

Section 6.03 Determination That Indemnification Is Proper. Indemnification of a director or officer of the Corporation under Section 6.01 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 6.01 hereof. Indemnification of an employee or agent of the Corporation under Section 6.01 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 hereof. Any such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Section 6.04 Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by a director or officer in connection with any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay such amounts if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article, the Corporation’s Amended and Restated Certificate of Incorporation, as such may be amended from time to time, or the these Amended and Restated By- Laws. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation’s counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

Section 6.05 Procedure for Indemnification of Directors and Officers. Indemnification of a director or officer of the Corporation under Sections 6.01 and 6.02 and advancement of costs, charges and expenses to a director or officer under Section 6.04 of this Article, shall be made promptly, and in any event within thirty (30) days of the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification is a prerequisite therefor, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within such thirty (30) day period, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification or advancement of expenses, in whole or in part, in any such action shall also be paid by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01, but the burden of proving such position shall be on the Corporation. Neither the failure of the

Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 6.06 Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the General Corporation Law of the State of Delaware are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a “contract right” may not be modified retroactively without the consent of such director, officer, employee or agent.

The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which may be entitled under these Amended and Restated By-Laws or by the agreement or vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.07 Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, provided that such insurance is available on reasonable terms.

Section 6.08 Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE VII

OFFICES

Section 7.01 Registered Office. The registered office of the Corporation in the State of Delaware shall be located at 229 South Street, City of Dover, County of Kent.

Section 7.02 Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01 Dividends. Subject to any applicable provisions of law and the Amended and Restated Certificate of Incorporation, dividends upon the stock of the Corporation may be declared by the Board of

Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation’s capital stock.

Notwithstanding the foregoing, any dividend upon any stock of the Corporation may only be declared by the Board of Directors (or any committees thereof), pursuant to law and pursuant to, and in compliance with, the following procedures and notice requirements for recommending, approving and declaring such dividend: First, the Directors, at any regular or special meeting of the Board of Directors, by the affirmative vote of at least 90% of the Directors then in office, shall adopt a resolution recommending the dividend (specifying the form and amount of the proposed dividend payable to holders of each class or series of stock), which resolution and the voting results of the Board of Directors thereon shall be publicly announced by the Corporation within two business days of its approval; and second, if such resolution recommending the proposed dividend is approved by the required vote and publicly announced as required by the foregoing, the dividend may be approved and declared by the Directors at a second meeting (and not before such second meeting), held, on notice to all Directors stating the purpose thereof, not earlier than twenty (20) business days after the meeting at which the resolution recommending the dividend was passed, by the affirmative vote of at least 90% of the Directors then in office.

Section 8.02 Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

Section 8.03 Execution of Instruments. The President, any Vice President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

Section 8.04 Corporate Indebtedness. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors or the President. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors or the President shall authorize. When so authorized by the Board of Directors or the President, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

Section 8.05 Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors or the President, or by such officers or agents as may be authorized by the Board of Directors or the President to make such determination.

Section 8.06 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the President from time to time may determine.

Section 8.07 Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors or by the President, any Vice President, the Secretary or the Treasurer or any other officers designated by the Board of Directors or the President may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

Section 8.08 Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

Section 8.09 Fiscal Year. The fiscal year of the Corporation shall commence on the first day of January of each year (except for the Corporation’s first fiscal year which shall commence on the date of incorporation) and shall terminate in each case on the last day of December.

Section 8.10 Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words “Corporate Seal” and “Delaware.” The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

Section 8.11 Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

Section 8.12 Stockholder Approval of Certain Transactions. Neither the Board of Directors (including any committees thereof) nor the officers of the Corporation shall, directly or indirectly, authorize, agree to, permit, endorse, recommend, approve or effect any (i) Material Media Contracting Action (as defined below), (ii) Stock Issuance (as defined below), or (iii) Continuing Director Action (as defined below) without the approval of the stockholders of the Corporation. “Material Media Contracting Action” means (x) entering into or (y) any material modification, amendment, extension or renewal of, or similar action with respect to, in either case, any contract, action or transaction involving the sale, licensing, distribution or other transfer of material media, broadcasting (whether by cable, satellite, broadcast television or streaming or other digital platform), or similar rights of the Corporation or any of its subsidiaries (including, without limitation, the sale, licensing, distribution or other transfer of any material owned media content or other material owned intellectual property of the Corporation or any of its subsidiaries) to any other person or entity other than the Corporation or any wholly owned subsidiary thereof. “Stock Issuance” means the issuance of, or entering into any agreement, arrangement or other commitment to issue (on a contingent basis or otherwise) shares of, capital stock or any other voting securities of the Corporation or options, warrants, convertible or exchangeable securities, rights to purchase shares of capital stock or any other voting securities of the Corporation (or any similar type of instrument), other than (i) incentive equity awards issued to employees, officers or directors of the Corporation or any of its subsidiaries (in each case in their capacities as such) pursuant to and in accordance with an equity incentive plan approved by the Board of Directors and stockholders of the Corporation, (ii) options, warrants, convertible or exchangeable securities, or rights to purchase capital stock outstanding as of the close of business on January 5, 2023, or (iii) the issuance (in a single transaction or series of related transactions) of up to a number of shares of Class A Common Stock equal to five percent (5%) of the total number of shares of Class A Common Stock outstanding immediately prior to such issuance or issuances (as applicable). A “Continuing Director Action” means (a) entering into or (b) any modification, amendment, extension or renewal of, or similar action with respect to, in either case, any contract, action or transaction that includes any provision or provisions (as applicable) that purport to give rise to a conflict, violation, default (with or without notice or lapse of time, or both), right of termination, cancellation or creation or acceleration of any obligation or loss of benefit under, or result in the creation of any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever upon any of the properties of the Corporation or any of its subsidiaries, in the event of a “change of control” or similar event with respect to the Corporation or any such subsidiary, which such provision relates to the make-up of the Board of Directors (or independent Directors on the Board of Directors).

ARTICLE IX

AMENDMENT OF BY-LAWS

Section 9.01 Amendment. These Amended and Restated By-Laws may be amended, altered or repealed or a new bylaw adopted:

(i) by the Board of Directors in compliance with Section 9.02 hereof; or

(ii) at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.

Section 9.02 Procedure and Notice of Amendment Approved by the Board of Directors. The Board of Directors of the Corporation from time to time may amend, alter or repeal these Amended and Restated By-Laws of the Corporation or adopt a new bylaw (a “Bylaw Amendment”) only upon approval by the vote of Directors specified below and compliance with the following procedures and notice requirements: first, the Directors, at any regular or special meeting of the Board of Directors, by the affirmative vote of at least 90% of the Directors then in office, shall adopt a resolution recommending such Bylaw Amendment (including the specific wording of the proposed Bylaw Amendment), which resolution and the voting results of the Board of Directors thereon shall be publicly announced by the Corporation within two business days of its approval; second, if such resolution recommending the proposed Bylaw Amendment is approved by the required vote and publicly announced as required by the foregoing, the Bylaw Amendment may be approved by the Directors at a second meeting (and not before such second meeting), held, on notice to all Directors stating the purpose thereof, not earlier than twenty (20) business days after the meeting at which the resolution recommending the Bylaw Amendment was passed, by the affirmative vote of at least 90% of the Directors then in office.

Section 9.03 Effect of Stockholder Vote. Any bylaws adopted, amended, altered or repealed by the Board of Directors or the stockholders of the Corporation may be amended, altered or repealed by the stockholders of the Corporation. Notwithstanding any other provisions of these Amended and Restated By-Laws, any bylaws adopted, amended, altered or repealed by the stockholders of the Corporation shall (i) not be amended, altered, repealed or re-adopted by the Board of Directors (including, without limitation, the adoption by the Board of Directors of an inconsistent bylaw) and (ii) exclusively be amended, altered, repealed or re-adopted by the stockholders of the Corporation.

ARTICLE X

CONSTRUCTION

Section 10.01 Construction. In the event of any conflict between the provisions of these Amended and Restated By-Laws as in effect from time to time and the provisions of the Amended and Restated Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such certificate of incorporation shall be controlling.

ARTICLE XI

EXCLUSIVE FORUM

Section 11.01 Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former Director, officer, stockholder or, to the fullest extent permitted by law, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, or a claim of aiding and abetting any such breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation or these Amended and Restated By-Laws (as each may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware. If the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, then the federal district court for the District of Delaware. To the fullest extent permitted by applicable law, any person who, or entity that, holds, purchases or otherwise acquires an interest in stock of the Corporation shall be deemed to have consented to the personal jurisdiction of the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another court of the State of Delaware, or if no court of the State of Delaware has jurisdiction, the federal district court for the District of Delaware) in any proceeding brought to enjoin any action by that person or entity that is inconsistent with the exclusive jurisdiction provided for in this Article XI. To the fullest extent permitted by applicable law, if any action the subject matter of which is within the scope of this Article XI is filed in a court other than as specified above in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the Court of Chancery of the State of Delaware, another court in the State of Delaware or the federal district court in the District of Delaware, as appropriate, in connection with any action brought in any such court to enforce this By-Law and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the action as agent for such stockholder. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) with respect to any other person and in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable as to such person or circumstance) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

Section 11.02 Notice. Any person or entity purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

Exhibit B

World Wrestling Entertainment, Inc.

AMENDED AND RESTATED BY-LAWS

Effective as of January 16, 2023

B-i

B-ii

World Wrestling Entertainment, Inc.

AMENDED AND RESTATED BY-LAWS

Effective as of January 16, 2023

ARTICLE I

STOCKHOLDERS

Section 1.01 Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of Directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting.

Section 1.02 Special Meetings. Special meetings of the stockholders- may be called at any time by the Chairman, the President or by the Board of Directors. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof.

Section 1.03 Notice of Meetings; Waiver. The Secretary or any Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten nor more than sixty days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the record of stockholders of the Corporation, or, if he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address. Such further notice shall be given as may be required by law.

No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 1.04 Quorum. Except as otherwise required by law or by the Amended and Restated Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting.

Section 1.05 Advance Notice of Stockholder Proposals. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before such meeting (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Corporation who complies with the requirements set forth in this Section 1.05. For business to be properly brought before the annual meeting of the stockholders by a stockholder, such stockholder must be entitled under Delaware law to present such business and such stockholder must give timely notice of such stockholder’s intent to make such presentation. To be timely, a stockholder’s notice must be received by the Secretary of the Corporation not less than sixty (60) days nor more than ninety (90) days in advance of the first anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than fifteen (15) days earlier than such anniversary date, notice of the stockholder to be timely must be received no later than the close of business on the fifth business day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) a brief description of each item of business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and the address, as they appear on the Corporation’s books, of the stockholder proposing such business; (iii) a representation by the stockholder proposing such business that the stockholder will be a holder of record of shares of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting; (iv) the class and number of shares of capital stock of the Corporation that are beneficially owned by such stockholder; and (v) as to each item of business the stockholder proposes to bring before the meeting, any material interest of the stockholder in such business other than as a stockholder of the Corporation. In addition, the stockholder submitting such proposal shall promptly provide any other information reasonably requested by the Corporation.

Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before such meeting in accordance with the requirements set forth in this Section 1.05. A stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.05 in order to bring business before any annual meeting. The chairman of any annual meeting of the stockholders shall have the power and duty (x) to determine whether any business proposed to be brought before the meeting was brought in accordance with the requirements in this Section 1.05 and (y) if any proposed business was not so brought, to declare that such defective proposal shall be disregarded. For purposes of this Section 1.05 and Section 1.06, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, the Associated Press or any comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Section 1.06 Advance Notice of Stockholder Nominations. Nominations for the election of directors to be elected by the holders of the outstanding shares of capital stock of the Corporation entitled to vote generally for the election of directors (the “Common Directors”) may be made by the Board of Directors or by any stockholder entitled to vote generally for the election of directors, provided, however, that a stockholder may nominate a person for election as a Common Director at a meeting only if timely notice of such stockholder’s intent to make such nomination has been given to the Secretary of the Corporation. To be timely, a stockholder’s notice must be received by the Secretary (i) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days in advance of the first anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than fifteen (15) days earlier than such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the fifth business day following the day on which public announcement of the date of such meeting is first made; and (ii) in the case of a special meeting at which any Common Directors are to be elected, no later than the close of business on the fifth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address, as they appear on the Corporation’s books, of the stockholder who intends to make the nomination and the name or names and address or addresses of the person or persons to be nominated; (ii) a representation that the stockholder proposing such nomination will be a holder of record of shares of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by prosy at such meeting and nominate the person or persons specified in such notice; (iii) the class and number of shares of capital stock of the Corporation that are beneficially owned by such stockholder; (iv) a description of all arrangements or understandings between such stockholder and each of his, her or its nominees and any other person or persons (naming such person or persons) pursuant to which the nominations or nominations are to be made by such stockholder; (v) such other information regarding each nominee proposed by such stockholder as is required to be included in a proxy statement filed pursuant to the rules under the Exchange Act; and (vi) the consent of each such nominee to serve as a director of the Corporation, if so elected. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation. A stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.06 in order to nominate any person as a Common Director.

Except as otherwise required by law, the chairman of any meeting of stockholders shall have the power and duty (i) to determine whether a nomination was made in accordance with the requirements set forth in this Section 1.06 and (ii) if any proposed nomination was not made in compliance with this Section 1.06, to declare that such defective nomination shall be disregarded.

Section 1.07 Voting. If, pursuant to Section 5.05 of these Amended and Restated By-Laws, a record date has been fixed, every holder of record of shares of the Class A Common Stock, par value $.01 per share, of the Corporation (“Class A Common Stock”) at the close of business on such record date shall be entitled to one vote for each share of Class A Common Stock outstanding in his or her name on the books of the Corporation on the close of business on such record date, and every holder of record of shares of the Class B Common Stock, par value $.01 per share, of the Corporation (“Class B Common Stock”) on the close of business on such record date shall be entitled to ten votes for each share of Class B Common Stock outstanding in his or her name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock, and every holder of Class B Common Stock shall be entitled to ten votes for each share of Class B Common Stock, outstanding in his or her name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Amended and Restated Certificate of Incorporation, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

Section 1.08 Adjournment. If a quorum is not present at any meeting of the stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that, if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.05 of these Amended and Restated By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

Section 1.09 Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action without a meeting may authorize another person or persons to vote at any such meeting and express such consent or dissent for him or her by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing an electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 1.10 Organization; Procedure. At every meeting of stockholders the presiding officer shall be the Chairman or, in the event of his or her absence or disability, the President or a presiding officer chosen by a majority of the Board of Directors. The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

ARTICLE II

BOARD OF DIRECTORS

Section 2.01 General Powers. Except as may otherwise be provided by law, by the Amended and Restated Certificate of Incorporation or by these Amended and Restated By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation.

Section 2.02 Number and Term of Office; Vacancies and Newly Created Directorships.

Except as otherwise required by law or set forth in these Amended and Restated By-Laws, any vacancy on the Board of Directors that results from an increase in the number of Directors shall be filled by a majority of the Directors then in office, even if less than a quorum, or by a sole remaining director.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Amended and Restated Certificate of Incorporation applicable thereto and such Directors so elected shall not be divided into classes pursuant to this Article VI, in each case unless expressly provided by such terms.

Section 2.03 Election of Directors. Except as otherwise provided in these Amended and Restated By-Laws, the Directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election.

Section 2.04 Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transactions of such other business as may come before the meeting shall be held as soon as possible following the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the state of Delaware) and the date and hour of such meetings. Notice of such action shall be sent by regular mail or facsimile to each Director, addressed to him or her at his or her usual place of business, or shall be delivered to him or her personally.

Section 2.05 Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman or, in the event of his or her absence or disability, by the President or by a majority of the Board of Directors, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on 24 hours’ notice, if notice is given to each Director personally, by facsimile transmission for which the sender receives a printed confirmation or by telephone, or, on five days’ notice, if notice is mailed by overnight delivery service to each Director, addressed to him or her at his or her usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

Section 2.06 Quorum; Voting. At all meetings of the Board of Directors, the presence of a majority of the total authorized number of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.07 Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another date, time or place. No notice need be given of any adjourned meeting unless the date, time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 shall be given to each Director.

Section 2.08 Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

Section 2.09 Regulations; Manner of Acting. To the extent consistent with applicable law, the Amended and Restated Certificate of Incorporation and these Amended and Restated By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

Section 2.10 Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 2.11 Resignations. Any Director may resign at any time by delivering a written notice of resignation, signed by such Director, to the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 2.12 Removal of Directors. Any Director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such Director, cast at a special meeting of stockholders called for the purpose. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed. If such stockholders do not fill such vacancy at such meeting, such vacancy may be filled in the manner provided in these Amended and Restated By-Laws.

Section 2.13 Compensation. The amount, if any, which each Director shall be entitled to receive as compensation for his or her services as such shall be determined from time to time by resolution of the Board of Directors.

Section 2.14 Reliance on Accounts and Reports, etc. A Director, or a member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented by any of the Corporation’s officers or employees, or committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE III

EXECUTIVE COMMITTEE AND OTHER COMMITTEES

Section 3.01 How Constituted. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees, including an Executive Committee, each such Committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such committee. Thereafter, members (and alternate members, if any) of each such committee shall be designated at the annual meeting of the Board of Directors. Any such committee may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a Director, or until his or her resignation from such committee.

Section 3.02 Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided by applicable provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation. Each such other committee shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors, subject to applicable provisions of the General Corporation Law of the State of Delaware. The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to papers which may require it.

Section 3.03 Proceedings. Each such committee may fix its own rules of procedure and may meet on such date, at such place (within or without the State of Delaware) and time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

Section 3.04 Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

Section 3.05 Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 3.06 Absent or Disqualified Members. In the absence or disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Section 3.07 Resignations. Any member (and any alternate member) of any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 3.08 Removal. Any member (and any alternate member) of any Committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

Section 3.09 Vacancies. If any vacancy shall occur in any Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.

ARTICLE IV

OFFICERS

Section 4.01 Number. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board of Directors, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may be elected in accordance with Section 4.11 hereof. Any number of offices may be held by the same person. Except for the Chairman of the Board who shall be a member of the Board of Directors, no officer need be a Director of the Corporation.

Section 4.02 Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Section 4.03 Salaries. The salaries of all officers and agents of the Corporation elected by the Board of Directors shall be fixed by the Board of Directors.

Section 4.04 Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

Section 4.05 Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these Amended and Restated By-Laws as may be required by law.

Section 4.06 The Chairman. The Chairman or, in the event of his or her absence or disability, a presiding officer chosen by a majority of the Board of Directors shall preside at all meetings of the stockholders and of the Board of Directors and shall perform such other duties as may from time to time be assigned to him or her by the Board of Directors.

Section 4.07 The President. The President shall be the Chief Executive Officer of the Corporation and shall have general control and supervision of the policies and operations of the Corporation subject to the control of the Board of Directors. Such person shall manage and administer the Corporation’s business and affairs and shall perform all other duties and exercise all other powers usually pertaining to the office of a chief executive officer of a corporation. Such person shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation, and together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed. Such person shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent appointed by the President. The President shall perform such other duties and have such other powers as the Board of Directors or the Chairman may from time to time prescribe.

Section 4.08 The Vice Presidents. Each Vice President shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Board of Directors or the President. In the absence of the President, the duties of the President shall be performed and his or her powers may be exercised by such Vice President as shall be designated by the Board of Directors, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in the order of their earliest election to that office subject in any case to review and superseding action by the President.

In the case of a Vice President who is designated as the Chief Financial Officer, he or she shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Board of Directors or the President, including without limitation, the power and duty to render to the Board of Directors or the President, whenever requested, a statement of the financial condition of the Corporation, and to render a full financial report at the annual meeting of the stockholders, if called upon to do so, and to require from all officers or agents of the Corporation reports or statements giving such information as such Vice President may desire with respect to any and all financial transactions of the Corporation.

Section 4.09 The Secretary. The Secretary shall have the following powers and duties:

(i) He or she shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

(ii) He or she shall cause all notices to be duly given in accordance with the provisions of these Amended and Restated By-Laws and as required by law.

(iii) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he or she shall furnish a copy of such resolution to the members of such Committee.

(iv) He or she shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these Amended and Restated By-Laws, and when so affixed he or she may attest the same.

(v) He or she shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Amended and Restated Certificate of Incorporation or these Amended and Restated By-Laws.

(vi) He or she shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

(vii) He or she shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

(viii) He or she shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these Amended and Restated By-Laws or as may be assigned to him or her from time to time by the Board of Directors or the President.

Section 4.10 The Treasurer. The Treasurer shall have the following powers and duties:

(i) He or she shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

(ii) He or she shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.05 of these Amended and Restated By-Laws.

(iii) He or she shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.06 of these Amended and Restated By-Laws) upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

(iv) He or she may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

(v) He or she shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these Amended and Restated By-Laws or as may be assigned to him or her from time to time by the Board of Directors or the President.

Section 4.11 Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.

ARTICLE V

CAPITAL STOCK

Section 5.01 Certificates of Stock. The shares of the Corporation shall be represented by certificates; provided, that the Board of Directors may provide by resolution or resolutions that some or all of the classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation, by the Chairman or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Amended and Restated Certificate of Incorporation and these Amended and Restated By-Laws.

Section 5.02 Signatures; Facsimile. All of such signatures on the certificate may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 5.03 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation that is alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

Section 5.04 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware. Subject to the provisions of the Amended and Restated Certificate of Incorporation and these Amended and Restated By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

Section 5.05 Record Date. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 5.06 Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

Section 5.07 Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

ARTICLE VI

INDEMNIFICATION

Section 6.01 Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (i) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

Section 6.02 Successful Defense. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 6.01 hereof or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

Section 6.03 Determination That Indemnification Is Proper. Indemnification of a director or officer of the Corporation under Section 6.01 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 6.01 hereof. Indemnification of an employee or agent of the Corporation under Section 6.01 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 hereof. Any such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Section 6.04 Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by a director or officer in connection with any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay such amounts if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article, the Corporation’s Amended and Restated Certificate of Incorporation, as such may be amended from time to time, or the these Amended and Restated By- Laws. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation’s counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

Section 6.05 Procedure for Indemnification of Directors and Officers. Indemnification of a director or officer of the Corporation under Sections 6.01 and 6.02 and advancement of costs, charges and expenses to a director or officer under Section 6.04 of this Article, shall be made promptly, and in any event within thirty (30) days of the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification is a prerequisite therefor, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within such thirty (30) day period, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification or advancement of expenses, in whole or in part, in any such action shall also be paid by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01, but the burden of proving such position shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 6.06 Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the General Corporation Law of the State of Delaware are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a “contract right” may not be modified retroactively without the consent of such director, officer, employee or agent.

The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which may be entitled under these Amended and Restated By-Laws or by the agreement or vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.07 Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, provided that such insurance is available on reasonable terms.

Section 6.08 Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE VII

OFFICES

Section 7.01 Registered Office. The registered office of the Corporation in the State of Delaware shall be located at 229 South Street, City of Dover, County of Kent.

Section 7.02 Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01 Dividends. Subject to any applicable provisions of law and the Amended and Restated Certificate of Incorporation, dividends upon the stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation’s capital stock.

Section 8.02 Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

Section 8.03 Execution of Instruments. The President, any Vice President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

Section 8.04 Corporate Indebtedness. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors or the President. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors or the President shall authorize. When so authorized by the Board of Directors or the President, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

Section 8.05 Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors or the President, or by such officers or agents as may be authorized by the Board of Directors or the President to make such determination.

Section 8.06 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the President from time to time may determine.

Section 8.07 Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors or by the President, any Vice President, the Secretary or the Treasurer or any other officers designated by the Board of

Directors or the President may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

Section 8.08 Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

Section 8.09 Fiscal Year. The fiscal year of the Corporation shall commence on the first day of January of each year (except for the Corporation’s first fiscal year which shall commence on the date of incorporation) and shall terminate in each case on the last day of December.

Section 8.10 Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words “Corporate Seal” and “Delaware.” The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

Section 8.11 Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

ARTICLE IX

AMENDMENT OF BY-LAWS

Section 9.01 Amendment. These Amended and Restated By-Laws may be amended, altered or repealed:

(i) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board; or

(ii) at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.

ARTICLE X

CONSTRUCTION

Section 10.01 Construction. In the event of any conflict between the provisions of these Amended and Restated By-Laws as in effect from time to time and the provisions of the Amended and Restated Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such certificate of incorporation shall be controlling.

ARTICLE XI

EXCLUSIVE FORUM

Section 11.01 Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former Director, officer, stockholder or, to the fullest extent permitted by law, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, or a claim of aiding and abetting any such breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation or these Amended and Restated By-Laws (as each may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware. If the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, then the federal district court for the District of Delaware. To the fullest extent permitted by applicable law, any person who, or entity that, holds, purchases or otherwise acquires an interest in stock of the Corporation shall be deemed to have consented to the personal jurisdiction of the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another court of the State of Delaware, or if no court of the State of Delaware has jurisdiction, the federal district court for the District of Delaware) in any proceeding brought to enjoin any action by that person or entity that is inconsistent with the exclusive jurisdiction provided for in this Article XI. To the fullest extent permitted by applicable law, if any action the subject matter of which is within the scope of this Article XI is filed in a court other than as specified above in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the Court of Chancery of the State of Delaware, another court in the State of Delaware or the federal district court in the District of Delaware, as appropriate, in connection with any action brought in any such court to enforce this By-Law and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the action as agent for such stockholder. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) with respect to any other person and in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable as to such person or circumstance) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

Section 11.02 Notice. Any person or entity purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.